$372,875,000

(Approximate) of Senior Certificates

First Horizon Alternative Mortgage Securities Trust 2005-AA3

First Horizon Asset Securities Inc., Depositor

Mortgage Pass-Through Certificates, Series 2005-AA3

Certificates	Approximate Principal Balance[1]	Certificate Type	Primary Collateral Group	Expected Credit Support	Initial Pass-Through Rate	Estimated Avg. Life (yrs)[7]	Principal Payment Window[7][8]	Expected Ratings by 2 of 3 (S&P /Moody's/Fitch)
1A1	$104,699,000	Sr	Group I[2]	[6.50]%	[5.137]%[3]	1.95	04/05 - 03/08	AAA/Aaa
2A1	$57,189,000	Sr	Group II[2]	[6.50]%	[5.065]%[4]	1.95	04/05 - 03/08	AAA/Aaa
2A2	$57,189,000	Sr	Group II[5]	[6.50]%	[0.511]%[6]	1.95	04/05 - 03/08	AAA/Aaa
3A1	$210,987,000	Sr	Group III[2]	[6.50]%	[5.445]%[3]	2.54	04/05 - 03/10	AAA/Aaa
TOTAL	$372,875,000							

(1) The initial aggregate principal balance of the Senior Certificates will be subject to an upward or downward variance of no more than approximately 2%. The principal balances of the Senior Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Cut-Off Date.

(2) The Class 1A1, Class 2A1 and Class 3A1 Certificates are entitled to receive principal payments primarily from the primary collateral group indicated. Under certain circumstances, the Class 1A1, Class 2A1 and Class 3A1 Certificates may receive principal payments from the other collateral group.

(3) Interest will accrue on the class certificate balance of the Class 1A1 Certificates for each interest accrual period at an annual pass-through rate equal to the weighted average of the Net Mortgage Rates of the mortgage loans in Group I. Interest will accrue on the class certificate balances of the Class 3A1 Certificates for each interest accrual period at an annual pass-through rate equal to the weighted average of Net Mortgage Rates of the mortgage loans in Group III.

(4) For each distribution date on or prior to the distribution date in March 2008, the pass-through rate for the Class 2A1 Certificates will equal a per annum rate equal to the lesser of (a) 5.065% and (b) the Net Mortgage Rate of the mortgage loans in Group II. For each distribution date after the distribution date in March 2008, the pass-through rate for the Class 2A1 Certificates will equal a per annum rate equal to the Net Mortgage Rate of the mortgage loans in Group II.

(5) The Class 2A2 Certificates are interest only certificates and will not be entitled to distributions in respect of principal and will bear interest on their notional amount. For each distribution date, the notional amount of the Class 2A2 Certificates will be equal to the Class Principal Balance of the Class 2A1 Certificates.

(6) For each distribution date on or prior to the distribution date in March 2008, the pass-through rate for the Class 2A2 Certificates will equal a per annum rate equal to the excess, if any of (a) the Net Mortgage Rate of the mortgage loans in Group II over (b) the pass-through rate for the Class 2A1 Certificates. After the distribution date in March 2008, the Class 2A2 Certificates will no longer be entitled to receive any distributions of any kind.

(7) Assuming payment based on the pricing speeds outlined in "Key Terms – Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.

(8) The stated final maturity date for the certificates is the Distribution Date in May 2035.

Selected Mortgage Pool Data [9]

	Group I	Group II	Group III
Scheduled Principal Balance:	$111,978,253	$61,184,806	$225,654,068
Number of Mortgage Loans:	535	96	998
Average Scheduled Principal Balance:	$209,305	$637,133	$226,107
Interest Only Loans:	88.90%	94.33%	85.41%
Weighted Average Gross Coupon:	5.512%	5.971%	5.820%
Weighted Average Net Coupon[10]:	5.137%	5.596%	5.445%
Weighted Average FICO Score:	717	717	720
Weighted Average Original LTV Ratio:	75.21%	72.66%	75.76%
Weighted Average Stated Remaining Term (months):	360	360	360
Weighted Average Seasoning (months):	0	0	0
Weighted Average Months to Roll:	36	36	60
Weighted Average Gross Margin:	2.25%	2.25%	2.25%
Weighted Average Initial Rate Cap:	6.00%	6.00%	6.00%
Weighted Average Periodic Rate Cap:	2.00%	2.00%	2.00%
Weighted Average Gross Maximum Lifetime Rate:	11.51%	11.97%	11.82%

(9) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-Off Date.
(10) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing and Trustee Fee.

Features of the Transaction

- The offering consists of certificates totaling approximately $398,798,027 of which $372,875,000 are expected to be rated AAA/Aaa by 2 of 3: S&P, Fitch and Moody's.
- The mortgage loans in the transaction consist of Alt-A type, 3/27 and 5/25 adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by First Horizon Home Loan Corporation.
- The expected amount of credit support for each group of Senior Certificates will be approximately [6.50]%.
- None of the Mortgage Loans is classified as a "high cost" loan under the Home Ownership and Equity Protection Act of 1994, as amended or any other applicable state, federal or local law, or secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.
- The transaction will be modeled on INTEX as GSFHAMS05AA3 and on Bloomberg as FHAMS 05-AA3.
- The Senior Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table

Expected Closing Date:	March 30, 2005
Cut-off Date:	March 1, 2005
Expected Pricing Date:	On or before March 21, 2005
First Distribution Date:	April 25, 2005

Key Terms

Senior Certificates:	Class 1A1, Class 2A1, Class 2A2 and Class 3A1 Certificates
Subordinate Certificates:	Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates
Issuer:	First Horizon Alternative Mortgage Securities Trust 2005-AA3
Depositor:	First Horizon Asset Securities Inc.
Underwriter:	Goldman, Sachs & Co.
Originator and Servicer:	First Horizon Home Loan Corporation
Custodian:	First Tennessee Bank National Association
Trustee:	Bank of New York
Distribution Date:	25th day of the month or the following Business Day
Servicing Fee Rate :	37.5 bps
Expense Fee Rate:	The total expense fees consist of (a) the servicing fee payable to the servicer in respect of its direct servicing activities and (b) fees expenses, reimbursements and indemnities payable to the trustee in respect of its activities as trustee under the pooling and servicing agreement.
Net Mortgage Rate :	Per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate.
Record Date:	For any Distribution Date, the last Business Day of the Interest Accrual Period
Delay Days:	24 day delay on the Senior Certificates
Prepayment Period:	The calendar month prior to the Distribution Date
Due Period:	The period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.
Day Count:	30/360 basis for the Senior Certificates

Interest Accrual Period:	For the Senior Certificates, the calendar month immediately preceding the then current Distribution Date.
Pricing Prepayment Assumption:	25% CPB
Servicer Advancing:	Yes as to principal and interest, subject to recoverability.
Group I Mortgage Loans:	The Group I Mortgage Loans consist of approximately 100% six-month LIBOR indexed 3-year hybrid ARMS secured by first liens on one-to-four family residential properties. Approximately 88.99% of the Group I Mortgage Loans require only the payment of interest for 10 years after the origination date. The mortgage interest rates adjust semi-annually. The mortgage interest rates will be indexed to six-month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). All the Group I Mortgage Loans have a periodic interest rate cap of 2.00% for the first adjustment date and 6.00% for every adjustment date thereafter on a weighted average basis. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which for the Group I Mortgage Loans is 11.51%.
Group II Mortgage Loans:	The Group II Mortgage Loans consist of approximately 100% six-month LIBOR indexed 3-year hybrid ARMS secured by first liens on one-to-four family residential properties. Approximately 94.33% of the Group II Mortgage Loans require only the payment of interest for 10 years after the origination date. The mortgage interest rates adjust semi-annually. The mortgage interest rates will be indexed to six-month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). All the Group II Mortgage Loans have a periodic interest rate cap of 2.00% for the first adjustment date and 6.00% for every adjustment date thereafter on a weighted average basis. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which for the Group II Mortgage Loans is 11.97%.
Group III Mortgage Loans:	The Group III Mortgage Loans consist of approximately 100% six-month LIBOR indexed 5-year hybrid ARMS secured by first liens on one-to-four family residential properties. Approximately 85.41% of the Group I Mortgage Loans require only the payment of interest for 10 years after the origination date. The mortgage interest rates adjust semi-annually. The mortgage interest rates will be indexed to six-month LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). All the Group II Mortgage Loans have a periodic interest rate cap of 2.00% for the first adjustment date and 6.00% for every adjustment date thereafter on a weighted average basis. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which for the Group III Mortgage Loans is 11.82%.
Compensating Interest:	The Servicer shall provide compensating interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the Mortgage Loans during the related Prepayment Period and (B) half of their aggregate Servicing Fee received for the related Distribution Date.
Optional Clean-up Call:	The transaction has a 10% optional clean-up call.
Rating Agencies:	2 of 3: Standard & Poor's Ratings Group, Moody's Investors Service, Inc. and Fitch, Inc.
Minimum Denomination:	$50,000 with regard to each of the Senior Certificates.
Legal Investment:	It is anticipated that the Senior Certificates will be SMMEA eligible.
ERISA Eligible:	Underwriter's exemption is expected to apply to the Senior Certificates. However, prospective purchasers should consult their own counsel.

Tax Treatment: All Senior Certificates represent REMIC regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

Prospectus: The Senior Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Senior Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Senior Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE SENIOR CERTIFICATES.

Structure of the Certificates

As the mortgagors make scheduled principal payments and prepayments on the mortgage loans in each loan group, that principal is distributed to the holders of the Senior Certificates related to that loan group. The Subordinate Certificates will receive principal payments from all collateral groups, but will be entitled to principal prepayments only subject to the conditions as described in the shifting interest section below. Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B-1, Class B-2, Class B-3 Certificates (the "Senior Subordinate Certificates") and the Class B-4, Class B-5 and Class B-6 Certificates (the "Junior Subordinate Certificates", not offered hereby, and together with the Senior Subordinate Certificates, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class 1A1, Class 2A1, Class 2A2 and Class 3A1 Certificates (collectively the "Senior Certificates"). If on any distribution date there is a shortfall in the funds needed to make all payments to certificate-holders, the senior certificates will receive distributions of interest and principal before the Subordinate Certificates are entitled to receive distributions of interest or principal, and Subordinate Certificates will receive distributions in order of their numerical class designations.

Shifting Interest

Unless, as of the last day of the month preceding the Distribution Date:

(1) the aggregate Stated Principal Balance of mortgage loans in all of the mortgage pools delinquent 60 days or more (including for this purpose any mortgage loans in foreclosure or subject to bankruptcy proceedings and mortgage loans with respect to which the related mortgaged property has been acquired by the trust) does not exceed 50% of the aggregate certificate principal balances of the subordinated certificates as of that date; and

(2) cumulative aggregate Realized Losses in all of the mortgage pools do not exceed: (a) 20% of the initial aggregate Group Subordinate Amount of the mortgage pools if such distribution date occurs between and including April 2005 and March 2008; and (b) 30% of the initial aggregate Group Subordinate Amount of the mortgage pools if such distribution date occurs on or after April 2008;

then, the Senior Certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all principal prepayments on the mortgage loans until the seventh anniversary of the closing date (i.e., the distribution date in April 2012). Thereafter, the Senior Certificates will generally receive their share of scheduled principal payments and a decreasing share of principal prepayments. This will result in a faster rate of return of principal to those Senior Certificates than would occur if those Senior Certificates and the Subordinate Certificates received all payments pro rata, and increases the likelihood that holders of the Senior Certificates will be paid the full amount of principal to which they are entitled. The prepayment percentages on the Subordinate Certificates are as follows:

Distribution Date	Percentage
April 2005 – March 2012	0%
April 2012 – March 2013	30%
April 2013 – March 2014	40%
April 2014 – March 2015	60%
April 2015 – March 2016	80%
April 2016 and after	100%

provided however, (i) if on any distribution date the Senior Percentage for a certificate group exceeds the initial Senior Percentage for such certificate group, the Senior Prepayment Percentage for each certificate group for such distribution date will equal 100%, (ii) if on any distribution date before the distribution date in April 2008, prior to giving effect to any distributions on such distribution date, the Subordinated Percentage for such certificate group for such distribution date is equal to or greater than twice the initial Subordinated Percentage for such certificate group, then the Senior Prepayment Percentage for such certificate group for such distribution date will equal the Senior Percentage for such certificate group plus 50% of the Subordinated Percentage for such certificate group and (iii) if on any distribution date on or after the distribution date in April 2008, prior to giving effect to any distributions on such distribution date, the Subordinated Percentage for such certificate group for such distribution date is equal to or greater than twice the initial Subordinated Percentage for such certificate group, then the Senior Prepayment

Percentage for such certificate group for such distribution date will equal the Senior Percentage for such certificate group.

Priority of Distributions for the Certificates

1. Payment of accrued and unpaid interest, pro rata, to the holders of the Senior Certificates;
2. Payment of principal to the holders of the Senior Certificates in an amount equal to their related group's senior principal distribution amount;
3. Payment of interest and principal sequentially to the Subordinate Certificates in order of their numerical class designations.

Group I Mortgage Loans [1]

Scheduled Principal Balance:	$111,978,253
Number of Mortgage Loans:	535
Average Scheduled Principal Balance:	$209,305
Interest Only Loans:	88.99%
Weighted Average Gross Coupon:	5.512%
Weighted Average Net Coupon[2]:	5.137%
Weighted Average FICO Score:	717
Weighted Average Original LTV Ratio:	75.21%
Weighted Average Stated Remaining Term (months):	360
Weighted Average Seasoning (months):	0
Weighted Average Months to Roll:	36
Weighted Average Gross Margin:	2.25%
Weighted Average Initial Rate Cap:	6.00%
Weighted Average Periodic Rate Cap:	2.00%
Weighted Average Gross Maximum Lifetime Rate:	11.51%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing and Trustee Fee.